UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

TS&W Thompson, Siegel & Walmsley LLC

INVESTMENT MANAGEMENT

TS&W Equity Portfolio

The Advisors' Inner Circle Fund

Semi-Annual Report

April 30, 2014

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2014 for the TS&W Equity Portfolio managed by Thompson, Siegel & Walmsley LLC (“TS&W”).

On April 30, 2014 the Equity Portfolio’s value was $48,789,478. Our long-term goal for the Portfolio is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

Participants in this Portfolio include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize this Portfolio to achieve their specific investment objectives. The Portfolio is managed by the TS&W team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios.

Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable?

TS&W Equity Portfolio

During the six month period ending April 30, 2014 the Portfolio gained 7.53% while the S&P 500 gained 8.34%. During the most recent three-month period, the Portfolio gained 7.19% after fees and expenses, while the benchmark index returned 6.23%.

We have continued to see measurable improvement in relative performance over the course of the past year, the result of both positive stock selection and allocation. In Producer Durables, the highest relative performing sector both effects were additive. Increased crude oil shipments by rail buoyed a transportation equipment manufacturer in the sector and an overweight allocation to the benchmark’s top-performing sector also contributed. Utilities lagged the broader market as high-dividend yielding stocks were negatively impacted by the anticipation of higher interest rates as the Federal Reserve begins to slow its quantitative easing program. Stock selection was positive in the sector, with Vodafone outperforming after the announcement of the sale of its stake in Verizon Wireless. Firm specific underperformance by Hologic and Community Health Systems trailed in the portfolio’s largest detractor, Health Care. Annaly Capital, a REIT holding in Financial Services, underperformed as high-dividend stocks came under pressure.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

The portfolio sells at a discount to the broad market, reflecting our views of the benefit of a value-oriented approach focused on inexpensive stocks with positive catalysts and improving fundamentals. The strong equity returns over the past 12-18 months have raised valuations and stretched profit margins near record levels. The expectation of continued margin improvement in earnings forecasts could be cause for concern if revenues fall short of expectations. In this environment, maintaining valuation discipline takes on even greater importance. The valuation metrics of our portfolio’s holdings have remained among the least expensive of similar investors, with competitive earnings growth opportunities. Companies in the portfolio maintain the ability to generate positive cash flow, deliver sustainable earnings, and reward patient investors. We are pleased relative returns have continued to improve over the past year of strong equity market returns.

Respectfully submitted,

Horace P. Whitworth, CFA	Lawrence E. Gibson, CFA
Co-Chief Executive Officer	Co-Chief Executive Officer

This represents the managers’ assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

Definition of the Comparative Index

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TS&W Equity Portfolio Top Ten Holdings at April 30, 2014

(as a percentage of Net Assets)

1.	Johnson & Johnson	2.47%	6.	Norfolk Southern	2.05%
2.	Cisco Systems	2.36%	7.	QUALCOMM	2.04%
3.	Exxon Mobil	2.29%	8.	Kraft Foods	1.93%
4.	Corning	2.21%	9.	Allianz	1.94%
5.	Royal Dutch Shell	2.18%	10.	Oracle	1.94%

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.9%
	Shares	Value
CONSUMER DISCRETIONARY — 10.9%
GNC Holdings, Cl A	11,000	$495,000
Macy’s	12,100	694,903
Shaw Communications, Cl B	35,350	856,530
Target	10,100	623,675
Tupperware Brands	8,250	700,508
Volkswagen*	14,050	750,024
Walt Disney	7,250	575,215
Whirlpool	4,150	636,527

		5,332,382

CONSUMER STAPLES — 6.4%
Kraft Foods Group	17,383	988,397
Philip Morris International	8,950	764,598
Sysco	16,050	584,702
Unilever	18,250	781,465

		3,119,162

ENERGY — 12.9%
BP ADR	16,250	822,575
Chevron	5,450	684,084
Denbury Resources	29,250	491,985
EOG Resources	7,600	744,800
Exxon Mobil	10,900	1,116,269
National Oilwell Varco	6,600	518,298
Occidental Petroleum	8,700	833,025
Royal Dutch Shell ADR, Cl B	12,550	1,062,357

		6,273,393

FINANCIALS — 15.6%
Allianz ADR	54,450	948,519
American International Group	16,900	897,897
Annaly Capital Management‡	75,700	874,335
CBRE Group, Cl A*	30,950	824,508
Citigroup	15,000	718,650
JPMorgan Chase	15,200	850,896
Prudential Financial	5,500	443,740
SLM	22,450	578,087

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
SunTrust Banks	20,850	$797,721
Weyerhaeuser ‡	23,600	704,460

		7,638,813

HEALTH CARE — 11.6%
Bio-Rad Laboratories, Cl A*	3,700	455,877
Cigna	6,500	520,260
Community Health Systems*	17,200	651,708
Hologic*	20,400	428,094
Johnson & Johnson	11,900	1,205,351
Merck	12,400	726,144
Novartis ADR	10,800	938,952
Pfizer	23,100	722,568

		5,648,954

INDUSTRIALS — 13.8%
Copa Holdings, Cl A	4,850	656,108
Cummins	4,900	739,165
General Electric	34,100	916,949
Koninklijke Philips	18,950	605,642
L-3 Communications Holdings	4,650	536,470
Norfolk Southern	10,600	1,002,018
Northrop Grumman	4,050	492,116
Rockwell Collins	9,200	714,380
Siemens ADR	5,250	692,108
Trinity Industries	5,150	386,559

		6,741,515

INFORMATION TECHNOLOGY — 19.4%
Broadcom, Cl A	15,350	472,933
Cisco Systems	49,800	1,150,878
Corning	51,550	1,077,910
EMC	33,250	857,850
Equinix*	2,650	497,697
Intel	28,000	747,320
Maxim Integrated Products	14,950	484,978
NetApp	10,200	363,222
NVIDIA	47,850	883,790

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares/Face Amount	Value
INFORMATION TECHNOLOGY — continued
Oracle	23,150	$946,372
QUALCOMM	12,650	995,682
Synopsys*	12,800	481,536
Xilinx	11,100	523,809

		9,483,977

MATERIALS — 3.4%
Freeport-McMoRan Copper & Gold	22,600	776,762
Monsanto	7,750	857,925

		1,634,687

UTILITIES — 3.9%
Dominion Resources	6,750	489,645
National Grid ADR	10,500	746,130
PPL	20,450	681,803

		1,917,578

TOTAL COMMON STOCK (Cost $38,531,572)		47,790,461

REPURCHASE AGREEMENT — 2.0%
Morgan Stanley 0.030%, dated 01/30/14 to be repurchased on 05/01/14, repurchase price $999,017 (collateralized by U.S. Treasury Bonds, ranging in par value $542,050 — $587,221, 0.625% — 0.075%, 02/15/2042 — 02/15/43, with a total market value $1,018,997) (Cost $999,017)	$999,017	999,017

TOTAL INVESTMENTS — 99.9% (Cost $39,530,589)		$48,789,478

Percentages are based on Net Assets of $48,820,442.

* Non-income producing security.

‡ Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$47,790,461	$—	$—	$47,790,461
Repurchase Agreement	—	999,017	—	999,017

Total Investments in Securities	$47,790,461	$999,017	$—	$48,789,478

For the six month period ended April 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the six month period ended April 30, 2014, there were no Level 3 securities. For more details of the investment classification, reference the Schedule of Investments.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

At April 30, 2014, sector diversification of the Portfolio was as follows:

Sector Diversification	% of Net Assets	Value
Common Stock
Information Technology	19.4%	$9,483,977
Financials	15.6	7,638,813
Industrials	13.8	6,741,515
Energy	12.9	6,273,393
Health Care	11.6	5,648,954
Consumer Discretionary	10.9	5,332,382
Consumer Staples	6.4	3,119,162
Utilities	3.9	1,917,578
Materials	3.4	1,634,687

Total Common Stock	97.9	47,790,461
Repurchase Agreement	2.0	999,017

Total Investments	99.9	48,789,478
Total Other Assets and Liabilities	0.1	30,964

Net Assets	100.0%	$48,820,442

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $39,530,589)	$48,789,478
Receivable for Investment Securities Sold	1,074,304
Dividends and Interest Receivable	18,762
Receivable for Capital Shares Sold	31
Prepaid Expenses	9,552

Total Assets	49,892,127

Liabilities:
Payable for Investment Securities Purchased	879,783
Payable for Capital Shares Redeemed	100,000
Payable due to Investment Adviser	30,014
Payable due to Administrator	10,274
Chief Compliance Officer Fees Payable	2,783
Payable for Trustees’ Fees	2,104
Other Accrued Expenses	46,727

Total Liabilities	1,071,685

Net Assets	$48,820,442

NET ASSETS:
Paid-in-Capital	$35,775,518
Undistributed Net Investment Income	37,969
Accumulated Net Realized Gain on Investments	3,748,066
Net Unrealized Appreciation on Investments	9,258,889

Net Assets	$48,820,442

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,329,420

Net Asset Value, Offering and Redemption Price Per Share	$14 .66

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
FOR THE SIX MONTHS ENDED
APRIL 30, 2014 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$567,343
Interest	84
Less: Foreign Taxes Withheld	(13,681)

Total Income	553,746

Expenses:
Investment Advisory Fees	176,223
Administration Fees	61,987
Trustees’ Fees	5,575
Chief Compliance Officer Fees	4,494
Transfer Agent Fees	32,649
Legal Fees	17,464
Shareholder Servicing Fees	17,050
Printing Fees	12,397
Filing and Registration Fees	9,151
Audit Fees	8,410
Custodian Fees	2,480
Other Expenses	8,869

Total Expenses	356,749

Less:
Waiver of Investment Advisory Fees	(4,289)
Fees Paid Indirectly — Note 4	(6)

Net Expenses	352,454

Net Investment Income	201,292

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	3,762,668
Net Change in Unrealized Depreciation on Investments	(486,826)

Net Realized and Unrealized Gain on Investments	3,275,842

Net Increase in Net Assets Resulting from Operations	$3,477,134

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net Investment Income	$201,292	$488,267
Net Realized Gain on Investments	3,762,668	4,076,863
Net Change in Unrealized Appreciation (Depreciation) on Investments	(486,826)	5,357,991

Net Increase in Net Assets Resulting from Operations	3,477,134	9,923,121

Dividends and Distributions:
Net Investment Income	(196,072)	(465,621)
Net Realized Gain	(533,286)	—

Total Dividends and Distributions	(729,358)	(465,621)

Capital Share Transactions:
Issued	2,510,030	2,370,147
Reinvestment of Distributions	723,005	455,328
Redeemed	(2,952,855)	(7,534,482)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	280,180	(4,709,007)

Total Increase in Net Assets	3,027,956	4,748,493

Net Assets:
Beginning of Period	45,792,486	41,043,993

End of Period (including undistributed net investment income of $37,969 and $32,749, respectively)	$48,820,442	$45,792,486

Share Transactions:
Issued	177,089	195,695
Reinvestment of Distributions	52,140	36,723
Redeemed	(206,910)	(630,023)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	22,319	(397,605)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Six Months Ended April 30, 2014 (Unaudited)		Years Ended October 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.85		$11.08	$10.20	$10.01	$8.97	$8.58

Income from Operations:
Net Investment Income(1)	0.06		0.14	0.10	0.08	0.05	0.09
Net Realized and Unrealized Gain	0.97		2.77	0.89	0.20	1.05	0.38

Total from Operations	1.03		2.91	0.99	0.28	1.10	0.47

Dividends and Distributions:
Net Investment Income	(0.06)		(0.14)	(0.11)	(0.09)	(0.06)	(0.08)
Net Realized Gain	(0.16)		—	—	—	—	—

Total Dividends and Distributions	(0.22)		(0.14)	(0.11)	(0.09)	(0.06)	(0.08)

Net Asset Value, End of Year	$14.66		$13.85	$11.08	$10.20	$10.01	$8.97

Total Return†	7.53%		26.39%	9.77%	2.80%	12.28%	5.64%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$48,820		$45,792	$41,044	$43,424	$45,658	$43,227
Ratio of Expenses to Average Net Assets(2)	1.50	%(3)	1.49%	1.38%	1.34%	1.30%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.52	%(3)	—	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	0.86%		1.15%	0.93%	0.75%	0.57%	1.08%
Portfolio Turnover Rate	24%		29%	22%	30%	34%	41%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
(3)	Annualized.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 50 portfolios. The financial statements herein are those of the TS&W Equity Portfolio (the “Portfolio”), a diversified portfolio. The TS&W Equity Portfolio seeks maximum long-term total returns consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The Portfolio may change its investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio of the Trust are segregated, and a shareholder’s interest is limited to the portfolio of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolios’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of April 30, 2014, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended April 30, 2014, there have been no significant changes to the Trust’s fair valuation methodology.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended April 30, 2014, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

Redemption Fees — The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six months ended April 30, 2014 and 2013 there were no redemption fees retained by the Portfolio.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolio that were serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson,

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

Siegel & Walmsley LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as “Shareholder Servicing Fees”.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

The Portfolio earned cash management credits of $6 which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the average daily net assets for the Portfolio.

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio’s total annual operating expenses from exceeding 1.50%, of the average daily net assets of the Portfolio. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the year ended April 30, 2014, the Portfolio made purchases of $11,002,117 and sales of $11,809,655 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

Accordingly, the following permanent differences, primarily attributable to real estate investment trust adjustments and distribution in excess have been reclassified to (from) the following accounts:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)
$10,103	$(10,103)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$465,621	$—	$465,621
2012	427,282	—	427,282

As of October 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$32,749
Undistributed Long-Term Capital Gain	533,173
Unrealized Appreciation	9,731,232
Other Temporary Differences	(6)

Total Distributable Earnings	$10,297,148

During the year ended October 31, 2013, the Portfolio utilized $3,531,946 of capital loss carryforwards to offset capital gains. There are no capital loss carryforwards remaining at October 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held by the Portfolio at April 30, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$39,530,589	$10,055,500	$(796,611)	$9,258,889

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2014 (Unaudited)

8.	Other:

At April 30, 2014, the percentage of total shares outstanding held by a limited number of shareholders for the Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

No. of Shareholders	% Ownership
1	80%

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (concluded) (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/13	Ending Account Value 04/30/14	Annualized Expense Ratios	Expenses Paid During Period*
TS&W Equity Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,075.30	1.50%	$7.72

Hypothetical 5% Return
Institutional Shares	1,000.00	1,017.36	1.50	7.50

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 20, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Portfolios and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Fund relative to its benchmark and peer group. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6806 Paragon Place, Suite 300

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Portfolio described.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

By (Signature and Title)	/s/ James F. Volk
James F. Volk Treasurer, Controller & CFO

Date: July 7, 2014